SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 2, 1999


                             JAWS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)



7371 . . . . . . . . . .                            98-0167013
(Commission File Number)  (IRS Employer Identification Number)



                           1013 17TH AVENUE SW T2T 0A7
                             CALGARY, ALBERTA CANADA
                    (Address of principal executive offices)

                                 (403) 508-5055
              (Registrant's telephone number, including area code)


ITEM  5.  OTHER  EVENTS
-----------------------

     On December 2, 1999, JAWS Technologies, Inc., a Nevada Corporation ("JAWS U.S.") entered into an agreement (the "Amendment Agreement") with Jaws Acquisition Corp., an Alberta corporation ("JAC"), Jaws Technologies Inc., an Alberta corporation ("Jaws Canada") and Offsite Data Services Ltd., an Alberta corporation ("Offsite") ("collectively, the "parties") to amend the pre-acquisition agreement dated November 2, 1999 between JAWS U.S., Jaws Canada, and Offsite dated November 2, 1999 (the "Pre-Acquisition Agreement").

     The Pre-Acquisition Agreement is amended by the Amendment Agreement in that the offer to purchase all of the outstanding common shares of the capital stock of Offsite (the "Offer") is now being made by JAWS US through its wholly owned subsidiary JAC in the place of Jaws Canada.

     The obligation of JAWS US and JAC to make the Offer is subject to the opinion of Bennett Jones, Canadian Counsel to JAWS U.S and JAC, that the exchangeable shares being offered by JAC that are exchangeable into shares of JAWS U.S. are eligible for holding within Canadian Registered Retirement Savings Plans. JAC will not be making an application to list the exchangeable shares issued to Offsite shareholders on a recognized stock exchange in Canada.

     The obligation of the Offsite board of directors to recommend the Offer is subject to the receipt of a fairness opinion satisfactory to the board of directors of Offsite acting reasonably, and the opinion of Bennett Jones.

     The Offer is to be mailed to the shareholders and warrantholders of Offsite before 11:59 p.m. Calgary time on December 10, 1999 and the expiry time for the Offer shall be 4:30 p.m. Calgary Time on January 4, 2000.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
----------------------------------------------

    Financials

     None

    Exhibits

     Exhibit  A  -  Pre-Acquisition  Agreement  with  the  following  schedule:
               Schedule A - Amendment to Pre-Tender Agreement with Trent Johnsen



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     JAWS  TECHNOLOGIES,  INC.



     By:/s/Robert  J.  Kubbernus
        ------------------------
        Robert  J.  Kubbernus,  President


Date:  December  9,  1999

                                    EXHIBIT A

This  Agreement  dated  December  2,  1999,

Between Jaws Technologies Inc., a Nevada company ("Jaws US"), Jaws Acquisition Corp., an Alberta corporation ("JAC"), Jaws Technologies Inc., an Alberta corporation ("Jaws Canada"), and Offsite Data Services Ltd., an Alberta corporation ("Offsite") (collectively, the "parties").

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Pre-Acquisition Agreement dated November 2, 1999 between Jaws US, Jaws Canada and Offsite (the "Pre-Acquisition Agreement") will be amended as follows:

1. In this Agreement, capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Pre-Acquisition Agreement;

2. The Offer will be made by Jaws US through its wholly owned subsidiary JAC. JAC is hereby made a party to the Pre-Acquisition Agreement instead of and in the place of Jaws Canada, except that Jaws Canada will remain a party to the Pre-Acquisition Agreement solely for the purpose of giving its representations and warranties in Article 6 of the Pre-Acquisition Agreement;

3. The obligation of Jaws US and JAC to the make the Offer shall be subject to receipt of an opinion of Bennett Jones that the Exchangeable Shares shall be RRSP eligible whether or not they are listed on a public exchange.

4. The obligation of the Offsite Board to recommend the Offer shall be subject to: (i) receipt of a fairness opinion satisfactory to the Offsite Board acting reasonably, and (ii) receipt of an opinion of Bennett Jones that the Exchangeable Shares shall be RRSP eligible whether or not they are listed on a public exchange.

4.1 Jaws US and JAC will use their best efforts to obtain the opinion of Bennett Jones referred to in paragraphs 3 and 4 of this Agreement.

5. JAC and Jaws US shall mail the Offer to the shareholders and warrantholders of Offsite before 11:59 p.m. Calgary time on December 10, 1999. The Initial Expiry Time for the Offer shall be 4:30 p.m. Calgary Time on January 4, 2000.

6. Section 11.4 of the Pre-Acquisition Agreement is amended to the extent that Jaws US and JAC shall proceed expeditiously to make the registrations referred to therein.

7. The conditions precedent contained in section 2.1(f) of the Pre-Acquisition Agreement shall be amended as follows:

(a) Section 2.1(f)(i) is amended such that the Alberta Securities Commission shall have provided the approval referred to therein no later than December 9, 1999;

(b) Section 2.1(f)(ii) shall be amended such that the execution and delivery by the ODS Founders of the pre-tender agreements referred to therein shall be subject to the approval of the Alberta Securities Commission referred to in section  6.(a)  of  this  Agreement;

(c) Section 2.1(f)(iii) is amended such that the ODS Founders shall have entered into the escrow agreements referred to therein no later than December 9, 1999; and

(d) Section 2.1(f)(v) is amended such that the date November 14, 1999 is deleted in its entirety and replaced with the date December 9, 1999; and

8.  Section  11.7  of  the Pre-Acquisition Agreement is deleted in its entirety.

9. Section 5.4 of the Pre-Acquisition Agreement is deleted in its entirety and replaced with Schedule AA" hereto.

10. The Pre-Acquisition Agreement is amended only to the extent as provided for herein and otherwise remains in full force and effect.

The  parties  hereto  execute  this  Agreement  as  of  December  2,  1999.

JAWS  TECHNOLOGIES  INC.               JAWS  TECHNOLOGIES  INC.


Per:________________                    Per:_________________


OFFSITE  DATA  SERVICES  LTD.               JAWS  ACQUISITION  CORP.


Per:_________________                    Per:__________________

                                   SCHEDULE A

This  Agreement  dated  December  2,  1999,

Between Jaws Technologies, Inc., a Nevada company ("Jaws US"), Jaws Acquisition Corp., an Alberta corporation ("JAC"), Jaws Technologies Inc., an Alberta corporation ("Jaws Canada"), and Offsite Data Services Ltd., an Alberta corporation ("Offsite"), and Trent Johnsen are collectively, the "parties").

For good and valuable consideration, and the payment of each party to the other of ONE DOLLAR in lawful Canadian currency, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. In this Agreement, capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Pre-Acquisition Agreement;

2. The pre-tender agreement of Trent Johnsen, as contemplated in the Pre-Acquisition Agreement dated November 2, 1999, is hereby amended such that its effectiveness is conditional upon the opinion of Bennett Jones being set forth in the offering circular relating to the Offer, that the Exchangeable Shares shall be RRSP eligible; and

3. The parties hereto will take all such steps as are reasonably necessary to carry out the intent of this Agreement.

The  parties  hereto  execute  this  Agreement  as  of  December  2,  1999.

JAWS  TECHNOLOGIES  INC.               JAWS  TECHNOLOGIES  INC.


Per:________________                    Per:_________________


OFFSITE  DATA  SERVICES  LTD.               JAWS  ACQUISITION  CORP.


Per:_________________                    Per:__________________



_______________________                    _______________________
witness                                     TRENT  JOHNSEN